[LOGO] BANCBOSTON LEASING
         a BANK OF BOSTON company

                       MASTER LEASE FINANCE AGREEMENT

     This MASTER LEASE FINANCE AGREEMENT, dated as of the 1st day of December, 1998, ("Lease Agreement") is made at Boston, Massachusetts by and between BancBoston Leasing Inc. ("Lessor"), a Massachusetts corporation with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 and Business Insurance Group, Inc. and Subsidiaries ("Lessee"), a Delaware corporation with its principal place of business at 11171 Sun Center Drive, Rancho Cordova, California 95670.

     IN CONSIDERATION OF the mutual promises and covenants contained herein, Lessor and Lessee hereby agree as follows:

     1. PROPERTY LEASED. At the request of Lessee and subject to the terms and conditions of this Lease Agreement, Lessor shall lease to Lessee and Lessee shall lease from Lessor such personal property ("Equipment") as may be mutually agreed upon by Lessor and Lessee. The Equipment shall be selected by or ordered at the request of Lessee, identified in one or more equipment schedules substantially in the form of Exhibit A attached hereto ("Equipment Schedule") and accepted by Lessee in one or more certificates of acceptance ("Certificate of Acceptance") in the form of Exhibit B attached hereto. Each Equipment Schedule executed by Lessor and Lessee and each Certificate of Acceptance executed by Lessee shall constitute a part of this Lease Agreement.

     2.  CERTAIN DEFINITIONS.

     2.1 The "Commencement Date" shall mean the date on which the Equipment identified in the applicable Equipment Schedule is accepted by Lessee under this Lease Agreement. Each Commencement Date shall be evidenced by the Certificate of Acceptance applicable to such Equipment Schedule.

     2.2 The "Rent Start Date" shall mean either (i) the first day of the month following the month in which the Commencement Date occurs or (ii) the Commencement Date, if the Commencement Date occurs on the first day of the month.

     2.3 The "Monthly Rent" shall mean the amount set forth in the applicable Equipment Schedule as Monthly Rent for the Equipment identified on such Equipment Schedule.

     2.4  The "Daily Rent" shall mean one-thirtieth (1/30) of the Monthly
Rent.

     2.5 The words "herein", "hereof", and "hereunder" shall refer to this Lease Agreement as a whole and not to any particular section. All other capitalized terms defined in this Lease Agreement shall have the meanings assigned thereto.

     3.  TERM OF LEASE; PAYMENT OF RENT.

     3.1 The term of lease for the Equipment ("Lease Term") shall begin on the Commencement Date set forth in the applicable Certificate of Acceptance and shall continue during and until the expiration of the number of full calendar months set forth in the applicable Equipment Schedule, measured from the Rent Start Date. The Lease Term may not be cancelled or terminated except as set forth in Section 10.2 below.

     3.2 Aggregate Daily Rent shall be due and payable by Lessee on the Rent Start Date in an amount equal to the Daily Rent multiplied by the actual number of days elapsed from, and including, the Commencement Date to, but excluding, the Rent State Date. The Monthly Rent shall be due and payable on the Rent State Date and, thereafter on the first day of each month of the Lease Term. All Daily Rents and Monthly Rents shall be paid to Lessor at its office in Boston, Massachusetts.

     4.  ACCEPTANCE OF EQUIPMENT; EXCLUSION OF WARRANTIES.

     4.1 Lessee shall signify its acceptance of the Equipment identified in the applicable Equipment Schedule by promptly executing and delivering to Lessor a Certificate of Acceptance. Lessee acknowledges that its execution and delivery of the Certificate of Acceptance shall conclusively establish, as between Lessor and Lessee, that the Equipment has been inspected by Lessee, is in good repair and working order, is of the design, manufacture and capacity selected by Lessee, and is accepted by Lessee under this Lease Agreement.

     4.2 In the event the Equipment is ordered by Lessor from a manufacturer or supplier at the request of Lessee, Lessor shall not be required to pay the purchase price for such Equipment unless and until the applicable Certificate of Acceptance has been received by Lessor. Lessee hereby agrees to indemnify, defend and hold harmless from any liability to any manufacturer or supplier arising from the failure of Lessee to lease any Equipment which is ordered by Lessor at the request of Lessee or for which Lessor has assumed an obligation to purchase.

     4.3 Lessor leases the Equipment to Lessee and Lessee leases the equipment from Lessor "AS IS" and "WITH ALL FAULTS". Lessee hereby acknowledges that (i) Lessor is not a manufacturer, supplier or dealer of such Equipment nor an agent thereof; and (ii) LESSOR HAS NOT MADE, DOES NOT MAKE, AND HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT INCLUDING, BUT NOT LIMITED TO, ITS DESIGN, CAPACITY, CONDITION, MERCHANTABILITY, OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE. Lessee further acknowledges that Lessor is not responsible for any repairs, maintenance, service, latent or other defects in the Equipment or in the operation thereof, or for compliance of any Equipment with requirements of any laws, ordinances, governmental rules or regulations including, but not limited to, laws with respect to environmental matters, patent, trademark, copyright or trade secret infringement, or for any direct or consequential damages arising out of the use of or inability to use the Equipment.

     4.4 Provided no Event of Default, as defined in Section 15 below, has occurred and is continuing, Lessor agrees to cooperate with Lessee, at the sole cost and expense of Lessee, in making any claim against a manufacturer or supplier of the Equipment arising from a defect in such Equipment. At the request of Lessee, Lessor shall assign to Lessee all warranties on the Equipment available from any manufacturer or supplier to the full extent permitted by the terms of such warranties and by applicable law.

     5.  OWNERSHIP; INSPECTION; MAINTENANCE AND USE.

     5.1 Title to the equipment shall at all times be in the name of Lessor. Any Equipment subject to titling and registration laws shall be titled and registered by Lessee on behalf of and in the name of Lessor at the sole cost and expense of Lessee. Lessee shall cooperate with and provide Lessor with any information or documents necessary for titling and registration of the Equipment. Upon the request of Lessor, Lessee shall execute and documents or instruments which may be necessary or appropriate to confirm, to record or to give notice of the interest of Lessor in the Equipment, including, but not limited to, financing statements under the Uniform Commercial Code. Lessee, at the request of Lessor, shall affix to the Equipment, in a conspicuous place, any label, plaque or other insignia supplied by Lessor designating the interest of Lessor in the Equipment.

     5.2 The Equipment shall be located at the address specified in the applicable Equipment Schedule and shall not be removed therefrom without the prior written consent of Lessor. Lessor, its agents or employes shall have the right to enter the premises of Lessee, upon reasonable notice and during normal business hours, for the purpose of inspecting the Equipment.

     5.3 Lessee shall pay all costs, expenses, fees and charges whatsoever incurred in connection with the use and operation of the Equipment. Lessee shall, at all times and at its own expense, keep the Equipment in good repair and working order, reasonable wear and tear excepted. Any maintenance contract required by a manufacturer or supplier for the care and upkeep of the Equipment shall be entered into by Lessee at its sole cost and expense. Lessee shall permit the use and operation of the Equipment only by personnel authorized by Lessee and shall comply with all laws, ordinances or governmental rules and regulations relating to the use and operation of the Equipment.

     6. ALTERATIONS AND MODIFICATIONS. Lessee may make, or cause to be made on its behalf, any improvement, modification or addition to the Equipment with the prior written consent of Lessor, provided, however, that such improvement, modification or addition is readily removable without causing damage to the impairment of the functional effectiveness of the Equipment.
To the extent that such improvement, modification or addition is not so removable, it shall immediately become the property of Lessor and thereupon shall be considered Equipment for all purposes of this Lease Agreement.

     7.  EQUIPMENT USE; NO DEFENSE, SET-OFFS OR COUNTERCLAIMS.

     7.1 Provided no Event of Default, as defined in Section 15 below, has occurred and is continuing, Lessee shall have the use of the Equipment in the ordinary course of its business during the Lease Term without interruption by Lessor or any person or entity claiming through or under Lessor.

     7.2 Lessee acknowledges and agrees that ANY DAMAGE TO OR LOSS, DESTRUCTION, OR UNFITNESS OF, OR DEFECT IN THE EQUIPMENT, OR THE INABILITY OF LESSEE TO USE THE EQUIPMENT FOR ANY REASON WHATSOEVER, SHALL NOT (i) GIVE RISE TO ANY DEFENSE, COUNTERCLAIM, OR RIGHT OF SET-OFF AGAINST LESSOR, OR
(ii) PERMIT ANY ABATEMENT OR RECOUPMENT OF, OR REDUCTION IN DAILY OR MONTHLY RENT, OR (iii) RELIEVE LESSEE OF THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS LEASE AGREEMENT INCLUDING, BUT NOT LIMITED TO, ITS OBLIGATION TO PAY THE FULL AMOUNT OF DAILY RENT AND MONTHLY RENT, WHICH OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL, unless and until this Lease Agreement is terminated with respect to such Equipment in accordance with the provisions of Section 10.2 below. Any claim that Lessee may have which arises from a defect in or deficiency of the Equipment shall be brought solely against the manufacturer or supplier of the Equipment and Lessee shall, notwithstanding any such claim, continue to pay Lessor all amounts due and to become due under this Lease Agreement.

     8.  ADVERSE CLAIMS AND INTERESTS.

     8.1 Except for any liens, claims, mortgages, pledges, encumbrances or security interests created by Lessor, Lessee shall keep the Equipment, at all times, free and clear from all liens, claims, mortgages, pledges, encumbrances and security interests and from all levies, seizures and attachments. Without limitation of the covenants and obligations of Lessee set forth in the preceding sentence, Lessee shall immediately notify Lessor in writing of the imposition of any prohibited lien, claim, levy or attachment on or seizure of the Equipment at which time Lessee shall provide Lessor with all relevant information in connection therewith.

     8.2 Lessee agrees that the Equipment shall be and at all times shall remain personal property. Accordingly, Lessee shall take such steps as may be necessary to prevent any person from acquiring, having or retaining any rights in or to the Equipment by reason of its being affixed or attached to real property.

     9.  INDEMNITIES; PAYMENT OF TAXES.

     9.1 Lessee hereby agrees to indemnify, defend and hold harmless Lessor, its agents, employees, successors and assigns from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities whatsoever arising out of or in connection with the manufacture, ordering, selection, specifications, availability, delivery, titling, registration, rejection, installation, possession, maintenance, ownership, use, leasing, operation or return of the Equipment including, but not limited to, any claim or demand based upon any STRICT OR ABSOLUTE LIABILITY IN TORT and upon any infringement or alleged infringement of any patent, trademark, trade secret, license, copyright or otherwise. All costs and expenses incurred by Lessor in connection with any of the foregoing including, but not limited to, reasonable legal fees, shall be paid by Lessee on demand.

     9.2 Lessee hereby agrees to indemnify, defend and hold Lessor harmless against all Federal, state and local taxes, assessments, licenses, withholdings, levies, imposts, duties, assessments, excise taxes, registration fees and other governmental fees and charges whatsoever, which are imposed, assessed or levied on or with respect to the Equipment or its use or related in any way to this Lease Agreement ("Tax Assessments"), except for taxes on or measured by the net income of Lessor determined substantially in the same manner as under the Internal Revenue Code of 1986, as amended. Lessee shall file all returns, reports or other such documents required in connection with the Tax Assessments and shall provide Lessor with copies thereof. If, under local law or custom, Lessee is not authorized to make the filings required by a taxing authority, Lessee shall notify Lessor in writing and Lessor shall thereupon undertake to file such returns, reports or documents. Without limiting any of the foregoing, Lessee shall indemnify, defend and hold Lessor harmless from all penalties, fines, interest payments, claims and expenses including, but not limited to, reasonable legal fees, arising from any failure of Lessee to comply with the requirements of this
Section 9.2.

     9.3 The obligations and indemnities of Lessee under this Section 9 for events occurring or arising during the Lease Term shall continue in full force and effect, notwithstanding the expiration or other termination of this Lease Agreement.

     10.  RISK OF LOSS; LOSS OF EQUIPMENT.

     10.1 Lessee hereby assumes and shall bear the entire risk of loss for theft, damage, seizure, condemnation, destruction or other injury whatsoever to the Equipment from any and every cause whatsoever. Such risk of loss shall be deemed to have been assumed by Lessee from and after such risk passes from the manufacturer or supplier by agreement or pursuant to applicable law.

     10.2 In the event of any loss, seizure, condemnation or destruction of the Equipment or damage to the Equipment which cannot be repaired by Lessee, Lessee shall immediately notify Lessor in writing. Within thirty (30) days of such notice, during which time Lessee shall continue to pay Monthly Rent, Lessee shall, at the option of Lessor, either (i) replace the Equipment with equipment of the same type and manufacture and in good repair, condition and working order, transfer title to such equipment to Lessor free and clear of all liens, claims and encumbrances, whereupon such equipment shall be deemed Equipment for all purposes of this Lease Agreement, or (ii) pay to Lessor an amount equal to the present value of the aggregate of the remaining unpaid Monthly Rents plus any other costs actually incurred by Lessor. The present value shall be determined by discounting the aggregate of the remaining unpaid Monthly Rents to the date of payment by Lessee at the rate of five (5) percent per annum. Any insurance or condemnation proceeds received by Lessor shall be credited to the obligation of Lessee under this Section 10.2 and the remainder of such proceeds, if any, shall be paid to Lessee by Lessor in full compensation for the loss of the leasehold interest in the Equipment by Lessee.

     10.3 Upon any replacement of or payment for the Equipment as provided in Section 10.2 above, this Lease Agreement shall terminate only with respect to the Equipment so replaced or paid for, and Lessor shall transfer to Lessee title only to such Equipment "AS IS", "WITH ALL FAULTS", and WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE. Lessee shall pay any sales or use taxes due on such transfer.

     11.  INSURANCE.

     11.1 Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever occurring during the Lease Term, for an amount not less than the higher of the full replacement value of the Equipment or the aggregate of unpaid Daily Rent and Monthly Rent for the balance of the Lease Term. Lessee shall also carry public liability insurance, both personal injury and property damage, covering the Equipment, and Lessee shall be liable for any deductable portions of all required insurance.

     11.2 All insurance required under this Section 11 shall name Lessor as additional insured and loss payee. Such insurance shall also be with such insurers and shall be in such forms and amounts as are satisfactory to Lessor. All applicable policies shall provide that no act, omission or breach of warranty by Lessee shall give rise to any defense against payment of the insurance proceeds to Lessor. Lessee shall pay the premiums for such insurance and, at the request of Lessor, deliver to Lessor duplicates of such policies or other evidence satisfactory to Lessor of such insurance coverage. In any event, Lessee shall provide Lessor with endorsements upon the policies issued by the insurers which evidence the existence of insurance coverage required by this Section 11 and by which the insurers agree to give Lessor written notice at least twenty (20) days prior to the effective date of any expiration, modification, reduction, termination or cancellation of any such policies.

     11.3 The proceeds of insurance required under this Section 11 and payable as a result of loss or damage to the Equipment shall be applied as set forth in Section 10.2 above. Upon the occurrence of an Event of Default as defined in Section 15 below, Lessee hereby irrevocably appoints Lessor as its attorney-in-fact, which power shall be deemed coupled with an interest, to make claim for, receive payment of, execute and endorse all documents, checks or drafts received in payment for loss or damage under any insurance policies required by this Section 11.

     11.4 Notwithstanding anything herein, Lessor shall not be under any duty to examine any evidence of insurance furnished hereunder, or to ascertain the existence of any policy or coverage, or to advise Lessee of any failure to comply with the provisions of this Section 11.

     12. SURRENDER TO LESSEE. Upon the expiration of the Lease Term and provided that no Event of Default, as defined in Section 15 below, has occurred and is continuing, Lessor shall transfer title to the Equipment to Lessee "AS IS", "WITH ALL FAULTS", and WITH NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR PARTICULAR PURPOSE.

     13. FINANCIAL STATEMENTS. Lessee shall annually, within ninety (90) days after the close of the fiscal year for Lessee, furnish to Lessor financial statements of Lessee, including a balance sheet as of the close of such year and statements of income and retained earnings for such year, prepared in accordance with generally accepted accounting principles, consistently applied from year to year, and certified by independent public accountants for Lessee, if requested by Lessor, Lessee shall also provide quarterly financial statements of Lessee, similarly for each of the first three quarters of each fiscal year, certified (subject to normal year-end audit adjustments) by the chief financial officer of Lessee and furnished to Lessor within sixty (60) days following the end of the quarter, and such other financial information as may be reasonably requested by Lessor.

     14. DELAYED PAYMENT CHANGE. Lessee shall pay to Lessor interest upon the amount of any Daily Rent, Monthly Rent or other sums not paid by Lessee when due and owing under this Lease Agreement, from the due date thereof until paid, at the rate of one and one half (1 1/2) percent per month, but if such rate violates applicable law, then the maximum rate of interest allowed by such law.

     15.  DEFAULT.

     15.1 The occurrence of any of the following events shall constitute an event of default ("Event of Default") under this Lease Agreement.
      (a) Lessee fails to pay any Daily Rent or any Monthly Rent when due and such failure to pay continues for ten (10) consecutive days; or
      (b) Lessee fails to pay any other sum required hereunder, and such failure continues for a period of ten (10) days following written notice from Lessor; or
      (c) Lessee fails to maintain the insurance as required by Section 11 above and such failure continues for ten (10) days after written notice from Lessor; or
      (d) Lessee violates or fails to perform any other term, covenant or condition of this Lease Agreement or any other document, agreement to instrument executed pursuant hereto or in connection herewith, which failure is not cured within (30) days after notice from Lessor; or
      (e) Lessee ceases to exist or terminates its independent operations by reason of any discontinuance, dissolution, liquidation, merger, sale of substantially all of its assets, or otherwise ceases doing business as a going concern; or

      (f) Lessee (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official for itself or for all or a substantial part of its property, (ii) is generally not paying its debts as such debts become due, (iii) makes a general assignment for the benefit of its creditors, (iv) commences a voluntary case under the United States Bankruptcy Code, as now or hereafter in effect, seeking liquidation, reorganization or other relief with respect to itself or its debts, (v) files a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) takes any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (vii) takes any corporate action for the purpose of effecting any of the foregoing; or
      (g) A proceeding or case is commenced, without the application or consent of Lessee, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up of Lessee or composition or readjustment of the debts of Lessee, (ii) the appointment of a trustee, receiver, custodian, liquidator or similar official for Lessee or for all or any substantial part of its assets, or (iii) similar relief with respect to Lessee, under any law providing for the relief of debtors; or an order for relief is entered with respect to Lessee in an involuntary case under the United States Bankruptcy Code, as now or hereafter in effect; or an action under the laws of the jurisdiction of incorporation or organization of Lessee, similar to any of the foregoing, is taken with respect to Lessee without its application or consent; or
      (h) Lessee makes any representation or warranty herein or in any statement or certificate at any time given in writing pursuant to or in connection with this Lease Agreement, which is false or misleading in any material respect; or
      (i) Lessee* defaults under any promissory note, credit agreement, loan agreement, conditional sales contract, guaranty, lease, indenture, bond, debenture or other material obligation whatsoever, and a party thereto or a holder thereof is entitled to accelerate the obligations of Lessee* thereunder; or Lessee* defaults in meeting any of its trade, tax or other current obligations as they mature, unless such obligations are being contested diligently and in good faith; or
      (j) Any party to any guaranty, letter of credit, subordination or credit agreement or other undertaking, given for the benefit of Lessor and obtained in connection with this Lease Agreement, breaches, fails to continue, contests, or purports to terminate or to disclaim such guaranty, letter of credit, subordination or credit agreement or other undertaking; or such guaranty, letter of credit, subordination agreement or other undertaking becomes unenforceable; or a guarantor of this Lease Agreement shall die, cease to exist or terminate its independent operations.

     15.2 No waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or of the same Event of Default at any other time.

     16.  REMEDIES.

     16.1 Upon the occurrence of an Event of Default and while such Event of Default is continuing, Lessor, at its sole option, upon its declaration, and to the extent not inconsistent with applicable law, may exercise any one or more of the following remedies:

      (a) Lessor may terminate this Lease Agreement whereupon all rights of Lessee to the use of the Equipment shall cease;

      (b) Whether or not this Lease Agreement is terminated, Lessor may cause Lessee, at the sole cost and expense of Lessee, to return any or all of the Equipment promptly to the possession of Lessor in good repair and working order, reasonable wear and tear excepted. Lessor, at its sole option and through its employees, agents or contractors, may peaceably enter upon the premises where the Equipment is located and take immediate possession of and remove the Equipment, all without liability to Lessor, its employees, agents or contractors for such entry. LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO NOTICE AND/OR HEARING PRIOR TO THE REPOSSESSION OR REPLEVIN OF THE EQUIPMENT BY LESSOR, ITS EMPLOYEES, AGENTS OR CONTRACTORS;

      (c) Lessor may proceed by court action to enforce performance by Lessee of this Lease Agreement or pursue any other remedy Lessor may have hereunder, at law, in equity or under any applicable statute including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of The Commonwealth of Massachusetts or of any other jurisdiction, and recover such other actual damages as may be incurred by Lessor;

      (d) Lessor may recover from Lessee damages, not as a penalty but as liquidation for all purposes and without limitation of any other amounts due from Lessee under this Lease Agreement, in an amount equal to the sum of (i) any unpaid Daily Rents and/or Monthly Rents due and payable for periods prior to the repossession of the Equipment by Lessor plus any interest due thereon pursuant to Section 14 above, (ii) the present value of all future Monthly Rents required to be paid over the remaining Lease Term after repossession of the Equipment by Lessor, determined by discounting such future Monthly Rents to the date of payment by Lessee at a rate of five (5) percent per annum, and
(iii) all costs and expenses incurred in searching for, taking, removing, storing, repairing, refurbishing and leasing or selling such Equipment; or

      (e) Lessor may sell, lease or otherwise dispose of any or all of the Equipment, whether or not in the possession of Lessor, at public or private sale and with or without notice Lessee, which notice is hereby expressly waived by Lessee, to the extent permitted by and not inconsistent with applicable law. Lessor may sell, lease or dispose of the Equipment in such order and manner as Lessor may determine. Lessor shall then apply against the obligations of Lessee hereunder the net proceeds of such sale, lease or other disposition, after deducting all costs incurred by Lessor in connection with such sale, lease or other disposition including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising or other fees and Lessee shall remain liable for any deficiency. Lessor shall account for any excess of such proceeds over the total obligations owed by Lessee, which excess shall be immediately paid over to Lessee. Unless the Equipment threatens to decline speedily in value or is of the type customarily sold on a recognized market, Lessor shall give to Lessee at least
(5) days prior written notice of the time and place of any public sale of the Equipment or of the time after which any private sale or other disposition of the Equipment is to be made.

     16.2 No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof of the exercise of any other right or remedy. Each right and remedy hereunder is cumulative and not exclusive of any other right or remedy including, without limitation, any right or remedy available to Lessor at law, by statute or in equity.

     16.3 Lessee shall pay all costs and expenses including, but not limited to, reasonable legal fees incurred by Lessor arising out of or in connection with any Event of Default or this Lease Agreement. Lessee shall also be liable for any amounts due and payable to Lessor under any other provision of this Lease Agreement.

     17.  ASSIGNMENT; SUBLEASE.

     17.1 Lessor may sell, assign or otherwise transfer all or any part of its right, title and interest in and to the Equipment and/or this Lease Agreement to a third-party assignee, subject to the terms and conditions of this Lease Agreement including, but not limited to, the right to the use of the Equipment by Lessee as set forth in Section 7.1 above. Such assignee shall assume all of the rights and obligations of Lessor under this Lease Agreement and shall relieve Lessor therefrom. Thereafter, all references to Lessor herein shall mean such assignee. Notwithstanding any such sale, assignment or transfer, the obligations of Lessee hereunder shall remain absolute and unconditional as set forth in Section 7.2 above.

     17.2 Lessor may also, to the extent if its interest therein, pledge, mortgage or grant a security interest in the Equipment and assign this Lease Agreement as collateral. Each such pledgee, mortgagee, lienholder or assignee shall have any and all rights as may be assigned by Lessor but none of the obligations of Lessor hereunder. Any pledge, mortgage or grant of security interest in the Equipment or assignment of this Lease Agreement shall be subject to the terms and conditions hereof including, but not limited to, the right to the use of the Equipment by Lessee as set forth in
Section 7.1 above. Lessor, by reason of such pledge, mortgage, grant of security interest or collateral assignment, shall not be relieved of any of its obligations hereunder which shall remain absolute and unconditional as set forth in Section 7.2 above. Upon the written request of Lessor, Lessee shall acknowledge such obligations to the pledgee, mortgagee, lienholder or assignee.

     17.3 LESSEE SHALL NOT SELL, TRANSFER, SUBLEASE, CONVEY OR PLEDGE ANY OF ITS INTEREST IN THIS LEASE AGREEMENT OR ANY OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Any such sale, transfer, assignment, sublease, conveyance or pledge, whether by operation of law or otherwise, without the prior written consent of Lessor, shall be void.

     18. COMPLIANCE AND APPROVALS. Lessee warrants and agrees that this Lease Agreement and the performance by Lessee of all of its obligations hereunder have been duly authorized, do not and will not conflict with any provision of the charter or bylaws of Lessee or of any agreement, indenture, lease or other instrument to which Lessee is a party of by which Lessee or any of its property is or may be bound. Lessee warrants and agrees that this Lease Agreement does not and will not require any governmental authorization, approvals, license or consent except those which have been duly obtained and will remain in effect during the entire Lease Term.

     19.  MISCELLANEOUS.

     19.1 The section headings are inserted herein for convenience of reference and are not a part of and shall not affect the meaning or interpretation of this Lease Agreement.

     19.2 Any provision of this Lease Agreement which is unenforceable in whole or in part in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such unenforceability without invalidating any remaining part or other provision hereof and shall not be affected in any manner by reason of such enforceability in any other jurisdiction. The validity and interpretation of this Lease Agreement and the rights and obligations of the parties hereto shall be governed in all respects by the laws of The Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

     19.3 This Lease Agreement, including all Equipment Schedules and Certificates of Acceptance, constitutes the entire agreement between Lessor and Lessee. Lessor and Lessee agree that this Lease Agreement shall not be amended, altered or changed except by a written agreement signed by the parties hereto. LESSEE ACKNOWLEDGES THAT THERE HAVE BEEN NO REPRESENTATIONS, EXPRESS OR IMPLIED, BY LESSOR OTHER THAN AS SET FORTH AND LESSEE EXPRESSLY CONFIRMS THAT IT HAS NOT RELIED UPON ANY REPRESENTATIONS BY LESSOR, EXCEPT THOSE SET FORTH HEREIN, AS A BASIS FOR ENTERING INTO THIS LEASE AGREEMENT.

     19.4 Any notice required to be given by Lessee or Lessor hereunder shall be deemed adequately given if sent by registered or certified mail, return receipt requested, to the other party at their respective addresses stated herein or at such other place as either party may designate in writing to the other.

     19.5 Lessee agrees to execute and deliver such additional documents and to perform such further acts as may be reasonably requested by Lessor in order to carry out and effectuate the purposes of this Lease Agreement. Upon the written request of Lessor, Lessee further agrees to execute any instrument necessary for filing or recording this Lease Agreement or to confirm the interest of Lessor in the Equipment. Lessor is hereby authorized to insert in any Equipment Schedule the serial numbers of the Equipment and other identifying marks or similar information and to sign, on behalf of Lessee, any Uniform Commercial Code financing statements.

     19.6 This Lease Agreement cannot be cancelled or terminated except as expressly provided herein.

     19.7 Whenever the context of this Lease Agreement requires, the singular includes the plural and the plural includes the singular. Whenever the word Lessor is used herein, it includes all assignees and successors in interest of Lessor. If more that one Lessee are named in this Lease Agreement, the liability of each shall be joint and several.

     19.8 All agreements, indemnities, representations and warranties of Lessee made herein and all rights and remedies of Lessor shall survive the expiration or other termination of this Lease Agreement, whether or not expressly provided herein.

     19.9 Any waiver of any power, right, remedy or privilege of Lessor hereunder shall not be effective unless in writing signed by Lessor.

     19.10 This Lease Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lessor and Lessee, each by its duly authorized officer or agent, have duly executed and delivered this Lease Agreement, which is intended to take effect as sealed instrument, as of the day and year first written above.

                             Business Insurance Group, Inc. and Subsidiaries

                             By:  J. Chris Seamon
                                ---------------------------------------------
                             Title:  V.P
                                ---------------------------------------------

Accepted at Boston, Massachusetts

BANCBOSTON LEASING INC.

By: [Illegible]
  -------------------------------
Title: Assistant Vice President
  -------------------------------

                                  RIDER NO. 1
                                       TO
                         MASTER LEASE FINANCE AGREEMENT

     This Rider No. 1 (the "Rider") is entered into between BancBoston Leasing Inc. ("Lessor") and the undersigned signatories (collectively, the "Lessee"), and is contemporaneous with and amends the Master Lease Finance Agreement dated as of December 1, 1998 (the "Lease Agreement"), between Lessor and Lessee. It is the intention of Lessor and Lessee that, upon execution, this Rider shall constitute a part of the Lease Agreement.

     IN CONSIDERATION OF the mutual covenants and promises as hereinafter set forth, Lessor and Lessee hereby agree as follows:

     1. All capitalized terms used in this Rider shall, unless otherwise defined, have the meanings set forth in the Lease Agreement.

     2. Add the following to the end of Section 15.1(g) after the words "application of consent;": "and the same is not dismissed within (60) days."

     3.     Add the following as Sections 20 and 21 of the Lease Agreement:

            "20. Relationship of Co-Lessees. Joint and Several Obligations; Defaults of Co-Lessees. The undersigned Co-Lessees are all engaged in interrelated businesses and increasing the availability of capital equipment to Superior National Insurance Group, Inc. and other Co-Lessees will benefit, directly and indirectly, the business of all Co-Lessees in furtherance of their respective corporate purposes. In light of the foregoing, the Co-Lessees covenant and agree the the obligations, representations and warranties hereunder of the Lessee are the joint and several obligations of the Co-Lessees and that any reference to an Event of Default involving the Lessee shall mean an Event of Default involving any Co-Lessee."

            "21. Appointment of Agent. For convenience of the Co-Lessees and in order to facilitate the administration of various actions required under this Lease Agreement, each of the Co-Lessees hereby designates Superior National Insurance Group, Inc. (the "Agent") as its agent in connection with the Lease Agreement, and grants the Agent an irrevocable power of attorney to take all actions and execute all such documents in the place and stead of each Co-Lessee as may now or hereinafter be necessary to carry out the duties of the Lessee hereunder; including (a) the execution and delivery on behalf of the Co-Lessees of any and all Equipment Schedules, Riders, notices, consents and requests required or permitted to be given under this Lease Agreement (b) the receipt on behalf of Co-Lessees of all notices required or permitted to be given to Lessee under this Lease Agreement, (c) the selection, inspection, and acceptance of any item of Equipment, (d) the negotiation, resolution and settlement of any disputes arising under this Lease Agreement and (e) the taking of all such actions and execution of all such documents as may be necessary or appropriate in connection with the exercise of any purchase or renewal option. Notwithstanding the foregoing, each Co-Lessee may act on its own behalf hereunder. Lessor shall nevertheless be entitled to rely on all acts taken by Agent with respect to any Co-Lessee hereunder, and each Co-Lessee (i) agrees that Lessor or any assignee, lender or secured party shall be entitled to rely on such acts to the same extent if they were performed by such Co-Lessee, (ii) waives the right to require Lessor to (a) proceed against any other party, (b) proceed against or exhaust any security held from any other party, and (c) pursue any other remedy in Lessor's power whatsoever; (iii) waives diligence, demand, presentment, protest and notice; (iv) consents to the alteration or release in any manner of any other obligor, including without limitation the renewal, extension, acceleration, changes in time for payment, and increases or decreases in any Monthly Rent, rate of interest or other amounts owing, all without in any way altering the liability of such Co-Lessee, and (v) waives any circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor and, without limitation, any right of subrogation, contribution, indemnification, setoff or other recourse in respect of sums paid to Lessor by any other Co-Lessee."

     The terms and conditions of this Rider shall prevail where there may be conflicts or inconsistencies with the terms and conditions of the Lease Agreement.

     IN WITNESS WHEREOF, Lessor and Lessee, each by its duly authorized officer or agent, have duly executed and delivered this Rider which is intended to take effect as a sealed instrument as of the date of the Lease Agreement.

                              BUSINESS INSURANCE GROUP, INC.,
                              A DELAWARE CORPORATION,
                              in its individual capacity as a Co-Lessee, and as Agent for the Co-Lessees under this Lease Agreement

                              By: /s/ J. Chris Seaman
                                 ------------------------------------------
                              Title:          V.P.
                                 ------------------------------------------

                              BUSINESS INSURANCE COMPANY
                              A DELAWARE CORPORATION, Co-Lessee

                              By: /s/ J. Chris Seaman
                                 ------------------------------------------
                              Title:          V.P.
                                 ------------------------------------------

                              CALIFORNIA COMPENSATION
                                INSURANCE COMPANY,
                              A CALIFORNIA CORPORATION, Co-Lessee

                              By: /s/ J. Chris Seaman
                                 ------------------------------------------
                              Title:          V.P.
                                 ------------------------------------------

                              COMMERCIAL COMPENSATION
                                INSURANCE COMPANY
                              A NEW YORK CORPORATION, Co-Lessee

                              By: /s/ J. Chris Seaman
                                 ------------------------------------------
                              Title:          V.P.
                                 ------------------------------------------

                              COMBINED BENEFITS INSURANCE COMPANY
                              A CALIFORNIA CORPORATION, Co-Lessee

                              By: /s/ J. Chris Seaman
                                 ------------------------------------------
                              Title:          V.P.
                                 ------------------------------------------

Accepted at Boston, Massachusetts

BANCBOSTON LEASING INC.

By:  [Illegible]
   ------------------------------
Title:  [Illegible]
   ------------------------------

                AMENDMENT NO. 1 TO MASTER LEASE FINANCE AGREEMENT

     THIS AMENDMENT NO. 1 TO MASTER LEASE FINANCE AGREEMENT (the "Amendment") is made as of the 10th day of December, 1998, among BANCBOSTON LEASING INC. ("Lessor"), BUSINESS INSURANCE GROUP INC., individually and as agent for its subsidiaries ("BIG"), and SUPERIOR NATIONAL INSURANCE GROUP, INC., individually and as agent for its subsidiaries ("Superior National"). BIG and its subsidiaries (collectively, the "Original Lessees") and Lessor have heretofore entered into that certain Master Lease Finance Agreement, together with Rider No. 1 to Master Lease Finance Agreement, each dated as of December 1, 1998 (collectively, the "Lease Agreement"). Capitalized terms used herein without definition shall have the meaning given them in the Lease Agreement. In connection therewith, Superior National executed and delivered to Lessor that Certain Unlimited Guaranty dated as of December 1, 1998 (the "Guaranty").

     The Original Lessees have been acquired by Superior National and the parties desire to add Superior National as an additional co-lessee, jointly and severally liable under the Lease Agreement; and further desire to terminate the Guaranty.

     NOW, THEREFORE, in consideration of the mutual covenants and promises as hereinafter set forth, the parties agree as follows:

     1. From and after the date hereof, the Lease Agreement is amended to include Superior National as a co-lessee thereunder; to change the Agent from BIG to Superior National; and BIG grants to Superior National an irrevocable power of attorney to take all actions and execute all documents in the place and stead of BIG, as agent, as may now or hereafter be necessary to carry out the duties of the "Lessee" thereunder, all in accordance with the provisions of Section 21 of the Lease Agreement.

     2. Superior National acknowledges and agrees that, from and after the date hereof, Superior National shall be a co-lessee, jointly and severally liable for the obligations of the Lessee pursuant to the Lease Agreement; and Superior National acknowledges that increasing the availability of equipment to the co-lessees will benefit, directly and indirectly, the business of Superior National in furtherance of its corporate purposes; all pursuant to
Section 20 of the Lease Agreement.

     3. Except as expressly set forth herein, the terms and conditions of the Lease Agreement remain unmodified and in full force and effect.

     4. Subject to the effectiveness of this Agreement, the Guaranty is terminated and all obligations of Superior National pursuant to the Guaranty are released.

     5. This Amendment, together with the Lease Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof.

     6. THE VALIDITY AND INTERPRETATION OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT

GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties, each by its duly authorized officer or agent, have duly executed and delivered this Amendment No. 1 to Master Lease Finance Agreement, which is intended to take effect as a sealed instrument, as of the day and year first above written.

                                    BUSINESS INSURANCE GROUP INC.,
                                    individually and as Agent

                                    By: /s/ J. Chris Seaman
                                       ----------------------------
                                    Name: J. Chris Seaman
                                       ----------------------------
                                    Title:      VP
                                       ----------------------------

                                    SUPERIOR NATIONAL INSURANCE GROUP,
                                    INC., INDIVIDUALLY AND AS AGENT FOR ITS
                                    SUBSIDIARIES

                                    By: /s/ J. Chris Seaman
                                       ----------------------------
                                    Name: J. Chris Seaman
                                       ----------------------------
                                    Title:      VP
                                       ----------------------------

                                    BANCBOSTON LEASING INC.

                                    By: [Illegible]
                                       -----------------------------
                                    Name:
                                       -----------------------------
                                    Title:
                                       -----------------------------

               AMENDMENT NO. 2 TO MASTER LEASE FINANCE AGREEMENT

     THIS AMENDMENT NO. 2 TO MASTER LEASE FINANCE AGREEMENT (this "Amendment") is made as of this 18th day of December, 1998, by and among BANCBOSTON
LEASING INC. ("Lessor") and SUPERIOR NATIONAL INSURANCE GROUP, INC., individually and as agent ("Lessee") for its subsidiaries (collectively, together with Lessee, the "Co-Lessees" and sometimes hereinafter individually referred to as a "Co-Lessee"). Lessee and Lessor have heretofore entered into that certain Master Lease Finance Agreement, dated as of December 1, 1998 (collectively with Rider No. 1 dated December 1, 1998, to Master Lease
Finance Agreement, Amendment No. 1 dated as of December 10, 1998, to Master Lease Finance Agreement, and any and all Equipment Schedules thereunder, the "Lease Agreement"). Capitalized terms used herein without definition shall have the meaning given them in the Lease Agreement.

     WHEREAS, in connection with the sale by Lessee of its indirect 100% stock ownership of Business Insurance Company ("BICO"), Lessee has requested that Lessor agree to remove BICO as a Co-Lessee, and Lessor shall agree so to remove BICO and to amend the Lease Agreement accordingly, all upon the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual covenants and promises as hereinafter set forth, the parties agree as follows:

     1. The Lease Agreement is hereby amended by the deletion of Business Insurance Company as a Co-Lessee, wherever its name appears therein, effective as of the date hereof.

     2. Except as expressly set forth herein, the terms and conditions of the Lease Agreement remain unmodified and in full force and effect.

     3. This Amendment, together with the Lease Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof.

     4. The validity and interpretation of this Amendment and the rights and obligations of the parties hereto shall be governed in all respects by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof.

     5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties, each by its duly authorized officer or agent, have duly executed and delivered this Amendment No. 2 to Master Lease Finance Agreement, which is intended to take effect as a sealed instrument, as of the day and year first above written.

SUPERIOR NATIONAL INSURANCE                 BANCBOSTON LEASING INC.
GROUP,INC., individually and as agent

By:/s/ J. Chris Seaman                      By: [Illegible]
  ----------------------------------          ------------------------------
Name:  J. Chris Seaman                      Name:
  ----------------------------------          ------------------------------
Title:       CFO                            Title
  ----------------------------------          ------------------------------